UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by Party other than Registrant	[ ]

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

COCRYSTAL PHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cocrystal Pharma.
19805 North Creek Parkway
Bothell, Washington 98011
(425) 398-7178

To The Shareholders of Cocrystal Pharma, Inc.

We are pleased to invite you to attend the 2015 Annual Meeting of the shareholders of Cocrystal Pharma, Inc., which will be held at 1860 Montreal Road, Tucker, Georgia 30084 at 1:00 p.m. EST on June 29, 2015 at the above address, for the following purposes:

1.	To elect members to our Board of Directors;

2.	To approve and ratify the 2015 Equity Incentive Plan;

3.	To approve an amendment to our Certificate of Incorporation to effect any of three reverse stock splits;

4.	To approve Cocrystal’s Named Executive Officer compensation;

5.	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Cocrystal’s executive compensation should be held every one, two or three years;

6.	To ratify the appointment of our independent registered public accounting firm for fiscal year 2015; and

7.	For the transaction of such other matters as may properly come before the Annual Meeting.

Cocrystal Board of Directors has fixed the close of business on May 15, 2015 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 29, 2015: This Proxy Statement and our Form 10-K are available at: https://www.proxyvote.com

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at noon. Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors:

/s/ Jeffrey Meckler
Jeffrey Meckler
Chief Executive Officer

Dated: June 1, 2015

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

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Cocrystal Pharma.
19805 North Creek Parkway
Bothell, Washington 98011
(425) 398-7178

2015 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Cocrystal Pharma, Inc., a Delaware corporation, which we refer to as “Cocrystal” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the 2015 Annual Meeting of Shareholders to be held at 1:00 p.m. on June 29, 2015 at 1860 Montreal Road, Tucker, Georgia. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about June 2, 2015. A copy of our Form 10-K for the year ended December 31, 2014 is being mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

Our Board has fixed the close of business on May 15, 2015 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 693,136,573 shares of common stock outstanding. Each share of Cocrystal common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Cocrystal had issued no preferred stock which is entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Cocrystal.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

How may I obtain a paper copy of the proxy materials?

Shareholders receiving a notice of the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Shareholders receiving notice of the Internet availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All shareholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Cocrystal are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Cocrystal is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.”  Except for Proposal 3, Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board on any non-routine matter. See the note below and the following question and answer.

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are considered “Routine” or “Non-Routine”?

Proposals 1, 2, 4 and 5 are non-routine and Proposals 3 and 6 are routine.

How are abstentions treated?

Abstentions only have an effect on the outcome of any matter being voted on that requires the approval based on our total voting stock outstanding. Thus, abstentions have no effect on any of the proposals except for Proposal 3.

How Many Votes are Needed for Each Proposal to Pass, is Broker Discretionary Voting Allowed and What is the Effect of an Abstention?

Proposals	Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal

1. To elect the board of directors	Plurality	No	Not applicable

2. To approve and ratify the adoption of the 2015 Equity Incentive Plan	Majority of the votes of present at meeting in person or by proxy	No	No effect

3. To approve a reverse stock split	Majority of the outstanding shares	Yes	Vote against

4. To approve named executive officer compensation	Majority of the votes of present at meeting in person or by proxy	No	No effect

5. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on our executive compensation, should be held every one, two or three years	Not applicable	No	No effect

6. To ratify the appointment of our independent registered public accounting firm for fiscal 2015	Majority of the votes of present at meeting in person or by proxy	Yes	No effect

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Cocrystal, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cocrystal Pharma, Inc., 19805 North Creek Parkway Bothell, WA 98011.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Cocrystal. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Jeffrey Meckler and Gerald McGuire, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Cocrystal stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: 19805 North Creek Parkway Bothell, WA 98011.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Cocrystal shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2016 Annual Meeting?

If you wish to submit a proposal to be considered at the 2016 Annual Meeting, the following is required:

●
For a shareholder proposal to be considered for inclusion in Cocrystal’s Proxy Statement and proxy card for the 2016 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” our Corporate Secretary must receive the written proposal no later than February 3, 2016, which is 120 calendar days prior to the anniversary date Cocrystal’s Proxy Statement was mailed to shareholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

●
Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2016 Annual Meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in Cocrystal’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the 2016 Annual Meeting; Provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be received no later than close of business on the 10th day after public disclosure of the 2016 Annual Meeting is made. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Cocrystal Pharma, Inc., 19805 North Creek Parkway Bothell, WA 98011, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2016 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to our board of nominees set forth herein, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, 3, 4, 5 (every THREE years) and 6.

PROPOSAL 1.

ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors, which we refer to as our “Board”, under our Bylaws, the Board has fixed the number of directors constituting the entire Board at seven. All seven directors are to be elected at the Annual Meeting, each to hold office until the 2015 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.  Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board.

NOMINEES FOR DIRECTOR

The following sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors for Cocrystal. All of the nominees have consented to serve if elected by our shareholders.

Name	Age	Position

Raymond Schinazi	64	Chairman

Gary Wilcox	68	Vice Chairman

Jeffrey Meckler	48	Chief Executive Officer and Director

David Block	55	Director

Phillip Frost	78	Director

Jane Hsiao	67	Director

Steven Rubin	54	Director

Director Nominees Biographies

Raymond Schinazi, Ph.D., Chairman

Dr. Schinazi was appointed Co-Chairman of the Board in connection with the RFS Pharma Merger as of November 25, 2014.  Since March 11, 2015, Dr. Schinazi has served as Chairman of the Board.  Dr. Schinazi is the Founder and Director of RFS Pharma, LLC, a position he held beginning in 2004.  Dr. Schinazi has been at Emory University since 1978 and currently serves as the Frances Winship Walters Professor of Pediatrics and Director of the Laboratory of Biochemical Pharmacology at Emory University. Since 1983, Dr. Schinazi has been affiliated with the Atlanta Department of Veterans Affairs and currently serves as Senior Research Career Scientist. He is also the Director of the Scientific Working Group on Viral Eradication for the NIH-sponsored Emory University Center for AIDS Research (CFAR). In addition, Dr. Schinazi currently serves as a Governing Trustee for the Foundation for AIDS Research (amfAR) and serves as a non-executive Director of Gliknik Inc. and also reViral Ltd.

Dr. Schinazi’s qualifications to serve on our Board include being the founder of multiple successful biotechnology companies and his extensive experience and his technical expertise in drug discovery and development.  Dr. Schinazi was also appointed as a result of being the Founder and President of RFS Pharma.

Gary Wilcox, Ph.D., Vice-Chairman

Dr. Wilcox has been a director of Cocrystal since January 2, 2014.  From January 2, 2014 until March 11, 2015, Dr. Wilcox served as the Chairman of the Board (Co-Chairman beginning November 25, 2014) and Chief Executive Officer of Cocrystal.  He is a co-founder of Cocrystal Discovery, Inc. and has been Chief Executive Officer since 2007.  Since 2012 Dr. Wilcox has been a director of the Daily Journal Corporation (NASDAQ:DJCO) a publisher of newspapers, websites and California Lawyer magazine. He was Executive Vice President of Operations and a member of the board of directors of Icos Corporation (NASDAQ:ICOS) from 1993-2007, where he played a key role in the development of Cialis, a drug with annual sales of $2 billion. In 1982, Dr. Wilcox co-founded Ingene Inc. (NASDAQ:IGEI), serving as its Chairman, President and CEO through private financings, an IPO and a successful merger with XOMA Corporation (NASDAQ:XOMA) in 1989.  From 1989-1993 he was Vice Chairman of the Board of Directors and Executive Vice President of Xoma.  From 1974 until 1984, Dr. Wilcox was a Professor of Microbiology and a member of the Molecular Biology Institute at UCLA. He has served on 15 boards of directors including Nasdaq, New York and London Stock Exchange companies as well as private technology companies.

Dr. Wilcox’s qualifications to serve on our Board include his 30 years of experience as an executive in biotechnology companies, and his technical expertise in drug discovery and development.  Dr. Wilcox was originally appointed Chairman of the Board and Chief Executive Officer in connection with the January 2014 merger with Cocrystal Discovery, Inc.

Jeffrey Meckler, Chief Executive Officer and Director

Mr. Meckler was appointed as a director in connection with the RFS Pharma Merger as of November 25, 2014.   Since March 31, 2015, Mr. Meckler has served as the Company’s Chief Executive Officer.  Since 2009, Mr. Meckler has been the Managing Director of The Andra Group, a life sciences consulting firm.  Since 2012, Mr. Meckler has served on the Board of Directors of QLT, Inc. (NASDAQ:QLTI), an ultra-orphan ophthalmic biotechnology company and since 2014, he has also served on the Board of Directors of Retrophin, Inc. (NASDAQ:RTRX), also an orphan biopharmaceutical company focused on the treatment of catastrophic diseases. Previously, from 2011 to 2012, Mr. Meckler acted as a Director and Interim CEO of Cypress Bioscience Inc. after its acquisition by Royalty Pharma. He also served as a Director of ClearFarma USA from 2010 to 2012, Kyalin Bioscience from 2011 to 2012 and Alveolus Inc. from 2007 to 2009.

Mr. Meckler’s qualifications to serve on our Board include his extensive experience in the biotechnology industry and his service on the board of directors of Nasdaq issuers.

David Block, M.D., Director

Dr. Block was appointed a director in connection with the RFS Pharma Merger as of November 25, 2014.  Dr. Block has served since 2007 as President and Chief Executive Officer of Gliknik Inc., a biopharmaceutical company which he founded to create new therapies for people living with cancer and immune disorders. From 1990 through its successful sale in 2002, Dr. Block held a number of commercial positions at DuPont Merck and DuPont Pharmaceuticals, ultimately as EVP of International Operations. He was subsequently COO of Celera Genomics and CEO of venture-funded Ruxton Pharmaceuticals prior to founding Gliknik. Dr. Block has been an active HIV physician at Johns Hopkins since 1992.

Dr. Block’s qualifications to serve on our Board include his experience in the biotechnology industry and his extensive experience and his technical expertise in drug discovery and development.

Phillip Frost, M.D., Director

Dr. Frost has been a director of Cocrystal since January 2, 2014 and has been a director of Cocrystal Discovery since 2008. He is a renowned entrepreneur and philanthropist. He has served as CEO and chairman of OPKO Health Inc. (NASDAQ:OPKO) (“OPKO”), a multi-national pharmaceutical and diagnostics company since 2007.  Dr. Frost was the Chairman of the Board of Teva Pharmaceutical Industries Limited or Teva (NYSE:TEVA) from March 2010 through February 2015, and had previously been Vice Chairman since January 2006 when Teva acquired IVAX Corporation. Dr. Frost had served as Chairman of the Board of Directors and Chief Executive Officer of IVAX since 1987. He was Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1986. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 until the acquisition of Key Pharmaceuticals by Schering Plough Corporation in 1986. Dr. Frost was named Chairman of the Board of Ladenburg Thalmann Financial Services Inc. (NYSE MKT:LTS), an investment banking, asset management, and securities brokerage firm in July 2006 and has been a director of Ladenburg Thalmann from 2001 until 2002 and again since 2004. He serves as a member of the Board of Trustees of the University of Miami and as a Trustee of the Miami Jewish Home for the Aged and the Mount Sinai Medical Center. Dr. Frost is also a director of Castle Brands (NYSE MKT:ROX), a developer and marketer of premium brand spirits. Dr. Frost previously served as a director for Continucare Corporation, Northrop Grumman Corp., and Ideation Acquisition Corp., as Governor and Co-Vice-Chairman of the American Stock Exchange (now NYSE MKT), and as a member of the Board of Trustees of the Scripps Research Institute until November 2012.

Dr. Frost has successfully founded several pharmaceutical companies and overseen the development and commercialization of a multitude of pharmaceutical products. This combined with his experience as a physician and chairman and/or chief executive officer of large pharmaceutical companies has given him insight into virtually every facet of the pharmaceutical business and drug development and commercialization process. He is a demonstrated leader with keen business understanding and is uniquely positioned and qualified to serve on our Board of Directors and help guide Cocrystal through a rapid growth period.  Dr. Frost was appointed to serve as a director in connection with the January 2014 merger with Cocrystal Discovery.

Jane H. Hsiao, Ph.D., M.B.A., Director

Dr. Hsiao has been a director of Cocrystal since January 2, 2014 and has been a director of Cocrystal Discovery since 2008.  She has served as Vice-Chairman and Chief Technical Officer of OPKO since 2007.  Dr. Hsiao served as the Vice Chairman-Technical Affairs of IVAX from 1995 to January 2006. She served as Chairman, Chief Executive Officer and President of IVAX Animal Health, IVAX’s veterinary products subsidiary, from 1998 to 2006.  Prior to its merger with TransEnterix (OTCBB:TRXC), Dr. Hsiao served as Chairman of the Board of SafeSitch Medical, Inc. (OTCBB:SFES),  She also serves as Chairman of the Board and interim CEO of Non-Invasive Monitoring Systems Inc. (OTCBB:NIMU), a medical device developer. Dr. Hsiao also currently serves on the board of Neovasc, Inc.  (TSXV:NVC), a company developing and marketing medical specialties in vascular devices.  She previously served as a director for Sorrento Therapeutics, Inc. (OTCBB:SRNE), a development stage biopharmaceutical company.

Dr. Hsiao’s qualifications to serve on our Board of Directors include her background in pharmaceutical chemistry and strong technical expertise, as well as her senior management experience at OPKO and IVAX. In addition, as a result of her role as director and/or chairman of other companies in the biotechnology and life sciences space, she has a keen understanding and appreciation of the many regulatory and development issues confronting pharmaceutical and biotechnology companies.  Dr. Hsiao was appointed to serve as a director in connection with the January 2014 merger with Cocrystal Discovery.

Steven D. Rubin, Director

Mr. Rubin has been a director of Cocrystal since January 2, 2014 and a director of Cocrystal Discovery since 2008.  Mr. Rubin has been the Executive Vice President of OPKO, since May 2007 and a director of OPKO since February 2007. Mr. Rubin is a member of The Frost Group, LLC, a private investment firm. In addition to OPKO, Mr. Rubin currently serves on the Boards of Directors of IDI, Inc. (formerly Tiger Media, Inc.) (NYSE MKT:IDI), a multi-platform media and information solutions provider, Non-Invasive Monitoring Systems, Inc., a medical device company, Neovasc, Inc., a developer of vascular devices, Kidville, Inc., which operates upscale learning and play facilities for children, Tiger X Medical, Inc. (formerly known as Cardo Medical, Inc.), formerly a medical device company, Sevion Therapeutic, Inc., a clinical stage company building and developing therapeutics for the treatment of cancer and immunological diseases, and Castle Brands, Inc., a marketer of premium spirits. Mr. Rubin previously served on the Board of Directors of Dreams, Inc., a vertically integrated sports licensing and products company, Ideation, TransEnterix, Inc. (formerly SafeStitch Medical, Inc.), a medical device company and PROLOR Biotech, Inc., a development stage biopharmaceutical company prior to its merger with OPKO Health. Mr. Rubin previously served as the Senior Vice President, General Counsel and Secretary of IVAX Corporation from August 2001 until September 2006.

Mr. Rubin’s qualifications to serve on our Board include extensive leadership, business, and legal experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally. He has advised pharmaceutical companies in several aspects of business, regulatory, transactional, and legal affairs for more than 24 years. His experience as a practicing lawyer, general counsel, and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.  Mr. Rubin was appointed to serve as a director in connection with the January 2014 merger with Cocrystal Discovery.

Director Designation Rights

Each of our director nominees has been designated in accordance with the terms of a Stockholder Rights Agreement, dated November 25, 2014, which was entered into in connection with the RFS Pharma Merger.

The Board recommends a vote “For” the election of all of the nominees named above.

Executive Officers

Set forth below is the name and age as of the record date of each of our current executive officers, together with certain biographical information for each of them (other than Jeffrey Meckler for whom biographical information is included above under “Nominees for Election of Directors” above):

Name	Age	Position

Sam Lee	55	President

Gerald McGuire	68	Chief Financial Officer and Treasurer

Sam Lee, Ph.D., President

Dr. Sam Lee has served as President of Cocrystal since January 2, 2014.  From January 2, 2014 until November 22, 2014, Dr. Lee was a director of Cocrystal.  He is a co-founder of Cocrystal Discovery and has been President and a director of Cocrystal Discovery since 2007.  He has 17 years of anti-infective drug discovery research experience.  Prior to being a co-founder of Cocrystal, he managed anti-infective, oncology, and inflammation drug discovery projects for eight years at ICOS Corporation.  Dr. Lee was responsible for incorporating protein crystallography and structural biology approaches into ICOS research.  He received his Ph.D. in Biological Sciences from the University of Notre Dame, and completed postdoctoral training in viral replication biochemistry with Dr. I. R. Lehman at Stanford University.  While at Stanford, Dr. Lee founded and was CEO of Viral Assays in Cupertino, CA.

Gerald McGuire, Chief Financial Officer and Treasurer

Mr. McGuire has been Cocrystal’s Chief Financial Officer and Treasurer since January 2, 2014 and has been Chief Financial Officer of Cocrystal Discovery since April 2012.  Previously, Mr. McGuire served as a consulting Chief Financial Officer at Forte Design Systems, Inc., a provider of high-level synthesis software products and as a consulting Chief Financial Officer at Yapta, Inc., a travel technology company.  From 2007 until August 2009, Mr. McGuire was an outsourced Chief Financial Officer at vCFO Holdings, Inc., a financial consulting business.

Family Relationships

There are no family relationships among our directors and executive officers.

CORPORATE GOVERNANCE

Board Committees and Charters

The Board and its Committees meet and act by written consent from time to time as appropriate. The Board has formed, and appointed members to its, Audit, Compensation, Corporate Governance and Nominating and Scientific Review Committees.  Committees are expected to regularly report on their activities and actions to the Board. None of these committees have adopted written charters, but intend to do so as soon as practicable.

The following table identifies the independent and non-independent current Board and Committee members:

Name	Independent	Audit	Compensation	Corporate Governance and Nominating	Scientific Review

Gary Wilcox					√

Raymond Schinazi	√		√	√	Chair

David Block	√	√	Chair		√

Phillip Frost	√	√

Jane Hsiao	√			Chair	√

Jeffrey Meckler

Steven Rubin	√	Chair	√	√

Meetings held in 2014		4	1	**	**

** The Corporate Governance and Nominating and Scientific Review Committees were formed on April 13, 2015.

The Board held 4 meetings in 2014. Each of the incumbent directors attended over 75% of the total number of Board meetings and committee meetings on which such director served (during the period which such director has served).  We do not have a policy with regard to directors’ attendance at the Annual Meeting.  Cocrystal did not hold an Annual Meeting in fiscal 2014.

Independence

Our Board, in the exercise of its reasonable business judgment, has determined that each of Cocrystal’s directors qualifies as an independent director pursuant to the Nasdaq Listing Rules and applicable SEC rules and regulations, with the exception of Dr. Gary Wilcox and Mr. Meckler.  In considering Dr. Phillip Frost’s and Dr. Raymond Schinazi’s independence, the Board considered the large beneficial ownership position held by them directly or through entities controlled by them.   Our Board has also determined that all of the Audit Committee and Compensation Committee members are independent under the Nasdaq Listing Rules independence standards for the respective committee.

Audit Committee

The Audit Committee reviews Cocrystal’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. See Proposal six for a further description of the Audit Committee’s responsibilities.

Our Board has determined that Mr. Rubin is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans including the 2015 Equity Incentive Plan, which we refer to as the “Plan.”

The members of the Compensation Committee are all independent directors within the meaning of applicable Nasdaq Listing Rules and all of the members are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.

The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders since no shareholders have made any recommendations. If we receive any shareholder recommended nominations, the Nominating and Corporate Governance Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.  Shareholders who wish to recommend candidates for election to the Board must do so in writing. The recommendation should be sent to the Secretary of Cocrystal Pharma, Inc., at 19805 North Creek Parkway Bothell, WA 98011, and must be in accordance with our Bylaws with respect to nomination of persons for election to the Board.

The Nominating and Corporate Governance Committee recommended to the Board that it nominate each of the incumbent directors for election at the 2015 Annual Meeting.

Scientific Review Committee

The Scientific Review Committee is responsible for periodically examining management’s strategic direction of and investment in the Company’s pharmaceutical research and development and technology initiatives. This includes evaluating the quality and direction of the Company’s research and development programs. The Scientific Review Committee also identifies emerging issues, assesses the performance of research and development leaders, and evaluates the sufficiency of review by external scientific experts.

Board Diversity

While we do not have a formal policy on diversity, our Board and Nominating and Corporate Governance Committee consider diversity to include the skill set, background, reputation, type and length of business experience of our board members as well as a particular nominee’s contribution to that mix. Although there are many other factors, our Board seeks individuals with experience in the pharmaceutical industry, legal and accounting skills and board experience.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of our Board. Our Chairman of the Board is Dr. Raymond Schinazi and our Vice Chairman of the Board is Dr. Gary Wilcox.  We believe that separation of the positions of Chairmen and Chief Executive Officer reinforces the independence of our Board in its oversight of our business and affairs. In addition, such separation helps create an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in the best interests of Cocrystal and its shareholders. Having Chairmen separate from the Chief Executive Officer also allows the Chairmen to focus on assisting the Chief Executive Officer and senior management in seeking and adopting successful business strategies and risk management policies and in making successful choices in management succession.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Cocrystal. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

The Board actively interfaces with management on seeking solutions to any perceived risk.

Risk Assessment Regarding Compensation Policies and Practices

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on Cocrystal. Our compensation has the following risk-limiting characteristics:

•           Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•           A portion of executive incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer-term results.

•           Awards are not tied to formulas that could focus executives on specific short-term outcomes;

•           Equity awards may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of other wrongdoing by the recipient; and

•           Equity awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to Cocrystal Pharma, Inc., 19805 North Creek Parkway Bothell, WA 98011.

Shareholder Communications

Although we do not have a formal policy regarding communications with our Board, shareholders may communicate with the Board by writing to us at Cocrystal Pharma, Inc., 19805 North Creek Parkway Bothell, WA 98011, Attention: Corporate Secretary, or by facsimile (425)398-7193. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during fiscal year 2014.

DIRECTOR COMPENSATION

In 2014, Cocrystal did not compensate the members of its Board for service as directors.

On April 13, 2015, the Company granted to each of its non-employee directors 350,000 10-year stock options.  The options are exercisable at $1.17 per share and vest in four equal annual increments with the first vesting date being April 13, 2016, subject to continued service on each applicable vesting date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In January 2014, OPKO invested $500,000 and received 1,000,000 shares of common stock and 1,000,000 10-year warrants exercisable at $0.50 per share.  The terms of the investment were identical to investments made by other non-affiliated investors in the offering.

In March 2015, the Company accepted Securities Purchase Agreements representing investor commitments totaling $15,000,000 in a private placement offering of 16,304,350 shares of the Company’s common stock at a purchase price of $0.92 per share. The purchasers included all seven members of the Board and Dr. Roger Kornberg, the Company’s Chief Scientist.

EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as our Chief Executive Officer (principal executive officer) during 2014 and the two other most highly compensated executive officers serving at the end of the last fiscal year whose total compensation exceeded $100,000.  We refer to these persons as the “Named Executive Officers.”

2014 Summary Compensation Table

Name and Principal Position (a) (1)	Year (b)	Salary ($)(c)	Bonus ($)(e)(2)	All Other Compensation ($)(f)	Total ($)(j)
Gary Wilcox	2014	250,000	-	-	250,000
Former Chief Executive Officer	2013	-	-	-	-

Elliot Maza	2014	-	-	-	-
Former Chief Executive Officer	2013	371,868	-	-	371,868

Sam Lee	2014	180,000	-	-	180,000
President	2013	-	-	-	-

Gerald McGuire	2014	100,000	50,000	-	150,000
Chief Financial Officer	2013	-	-	-	-

(1)	Gary Wilcox replaced Elliot Maza as Chief Executive Officer on January 2, 2014.

(2)	The bonus amount represents 2014 compensation awarded in 2015.

Named Executive Officer Employment Agreements

Gary Wilcox. Dr. Wilcox received an annual salary of $250,000. He entered into an Employment Agreement with Cocrystal effective January 2, 2014 which provided for a base salary, target bonus and stock options.  In February 2015, Dr. Wilcox agreed to terminate all benefits under this Employment Agreement and continue as Chief Executive Officer on an at will basis.  On March 31, 2015, Dr. Wilcox resigned as Chief Executive Officer.  The Company and Dr. Wilcox entered into an at-will employment agreement whereby Dr. Wilcox is being paid at the rate of $100,000 per year.

Sam Lee. Dr. Lee receives an annual salary of $200,000. He entered into an Employment Agreement with Cocrystal effective January 2, 2014. In February 2015, Dr. Lee agreed to modify his Employment Agreement eliminating his stock options and agreeing to six months’ severance in the event of termination without cause.

Gerald McGuire. Mr. McGuire receives $150,000 per year as an at will employee. Previously, Mr. McGuire entered an Employment Agreement which provided for: (i) an annual salary of $100,000 per year and (ii) a grant of 1,000,000 stock options, which was never awarded because such grant required Board action that did not occur. The term of the Employment Agreement ended on January 3, 2015.  Mr. McGuire is being paid on a month-to-month basis.  On April 13, 2015, the Company granted Mr. McGuire 200,000 10-year stock options exercisable at $1.17 per share.  The options vest in four equal annual increments with the first vesting date being April 13, 2016, subject to continued service on each applicable vesting date.

Termination Provisions

Our Named Executive Officers are not entitled to severance payments in connection with the termination of their employment.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards issued to our Named Executive Officers as of December 31, 2014.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers and (iv) all of our executive officers and directors of Cocrystal as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Cocrystal Pharma, Inc., 19805 North Creek Parkway Bothell, WA 98011.

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (1)
Directors and Executive Officers:

Common Stock	Gary Wilcox (2)	16,889,585	2.4%
Common Stock	Sam Lee (3)	15,287,847	2.2%
Common Stock	Gerald McGuire (4)	0	0%
Common Stock	Raymond Schinazi (5)	276,847,122	39.7%
Common Stock	David Block (6)	108,696	*
Common Stock	Phillip Frost (7)	103,758,969	15.0%
Common Stock	Jane Hsiao (8)	7,696,654	1.1%
Common Stock	Jeffrey Meckler (9)	1,138,043	*
Common Stock	Steven Rubin (10)	694,268	*

Common Stock	All directors and executive officers as a group (9 persons)	422,421,184	60.5%

5% Stockholders:

Common Stock	Frost Gamma Investments Trust (11)	103,758,969	15.0%
Common Stock	OPKO Health, Inc. (12)	54,589,542	7.9%

Former Chief Executive Officer:

Common Stock	Elliot Maza (13)	0	0%

* Less than 1%.

(1) Applicable percentages are based on 693,136,573 shares of common stock outstanding as of the record date.  Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, and preferred stock currently exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, and warrants exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.  All numbers give effect to the automatic conversion of our preferred stock on March 3, 2015.

(2)    Dr. Wilcox is a former executive officer and is a director.

(3)    Dr. Lee is an executive officer.

(4)    Mr. McGuire is an executive officer.

(5)    Dr. Schinazi is a director.  Includes (i) 272,579,677 shares of common stock and (iii) 4,267,445 vested options.

(6)    Dr. Block is a director.

(7)    Dr. Frost is a director.  Includes (i) 103,558,969 shares of common stock held by Frost Gamma Investments Trust and (ii) 200,000 warrants held by Frost Gamma Investments Trust. Dr. Frost is the trustee of Frost Gamma Investments Trust. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole shareholder of Frost-Nevada Corporation. Does not include securities held by OPKO, a corporation of which Dr. Frost is the Chief Executive Officer and Chairman, concerning the securities of which Dr. Frost does not hold voting and investment control. Dr. Frost disclaims beneficial ownership of the securities held by Frost Gamma Investments Trust and OPKO except to the extent of any pecuniary interest therein. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(8)    Dr. Hsiao is a director.  Includes 5,496,654 shares of common stock held by Hsu Gamma Investment, L.P, for which Dr. Hsiao serves as General Partner.

(9)    Mr. Meckler is a director and is an executive officer.  Includes 875,000 vested options.

(10) Mr. Rubin is a director.

(11)  Dr. Frost has voting and investment control over the securities held by Frost Gamma Investments Trust.  See Footnote 7 above.  Includes (i) 103,558,969 shares of common stock and (ii) 200,000 warrants.  Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(12)  Includes (i) 53,589,542 shares of common stock and (ii) 1,000,000 warrants. Dr. Frost is the Chief Executive Officer and Chairman of OPKO. However, he does not hold voting and investment control over, and disclaims beneficial ownership of, the securities held by OPKO.  Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(13)  Mr. Maza resigned as Chief Executive Officer in January 2014.  Under SEC disclosure rules, he is a Named Executive Officer.

PROPOSAL 2.

APPROVAL AND RATIFICATION OF THE 2015 EQUITY INCENTIVE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of Cocrystal and its shareholders that the Plan and awards granted under the Plan be ratified and approved by shareholders. The resolution also recommends that the Plan and the awards granted under the Plan be ratified and approved by Cocrystal’s shareholders and directs that such proposal be submitted to Cocrystal’s shareholders at the Annual Meeting.

In 2014, in connection with the Cocrystal Discovery merger, Cocrystal adopted and assumed the 2007 Equity Incentive Plan (the “Prior Plan”).  On April 13, 2015, the Board adopted the Plan.  The Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the Plan to our employees, directors and independent contractors.  The maximum number of shares of common stock available for issuance under the Plan is 81,157,135 shares which includes 31,157,135 which were available for future issuance under the Prior Plan.  The Company will no longer be issuing any shares under the Prior Plan.

Overview and Purpose of the Shareholder Approval

Our Board believes it is in the Company’s and the shareholders’ best interests to seek approval of Plan. The Plan, if approved, will allow us to continue to incent our key employees with long-term compensation awards, such as stock options and restricted stock. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Approval of the Plan is therefore critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry.  The Plan is effective as of April 13, 2015, which we refer to as the “Effective Date.”

No Appraisal Rights

Shareholders have no rights under the Delaware General Corporation Law (the “DGCL”) or under our charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Plan.

Description of the Plan

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the actual plan document. A copy of Plan is included as Annex A.

Background

The Plan authorizes up to 81,157,135 shares of our common stock for issuance pursuant to the terms of the Plan which includes 31,157,135 shares which were under the Prior Plan. The Plan is a broad-based plan in which all employees, consultants, officers, and directors of the Company are eligible to participate. The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers and directors of the Company.

Administration and Eligibility

The Plan is administered by our Compensation Committee or by the Board, which we refer to as the “Administrator.” Under the DGCL, the Board may delegate to officers of the Company the power to grant awards to employees who are not officers or directors.

Awards granted under the Plan may be restricted stock, restricted stock units, options and stock appreciation rights (“SARs”) which are awarded to employees, consultants, officers and directors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to our success.

The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion. As of the record date, approximately 27 employees and directors would have been eligible to participate in the Plan had it been effective.

Limitation on Awards

The exercise price of options or SARs granted under the Plan shall not be less than the fair market value of our common stock at the time of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either qualified options, which are options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code (the “Code”), or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the trading date the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Units

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Performance Awards

In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Code Section 162(m), the Plan provides for performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The terms and conditions of any Performance-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Compensation Committee and not inconsistent with the Plan. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Compensation Committee upon the grant of the Performance-Based Award. Performance-Based Awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Chief Executive Officer and each Named Executive Officer. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a Performance-Based Award intended to qualify under Section 162(m) of the Code is to be exercised by the Compensation Committee. Our Compensation Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

Term, Termination and Amendment

The Administrator may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate 10 years from the Effective Date. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan; provided, however, no amendment shall be affected unless approved by our shareholders to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

The Administrator at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee. In addition, any amendment of the purchase price or exercise price of any outstanding award will not be effective without shareholder approval.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested awards may be immediately forfeited in the event that the recipient performs certain acts against the interests of the Company including termination as a result of fraud, dishonesty or violation of Company policy.

Adjustments upon Changes in Capitalization

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by our compensation committee to: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the Plan; (ii) to the number, class and/or issuer of securities subject to outstanding awards; and (iii) to the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Restricted Stock Units

A recipient will not recognize taxable income upon the grant of a restricted stock unit, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the recipient, generally at the end of the vesting period. At the time of transfer, the recipient will recognize ordinary income equal to the value of the shares of common stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a restricted stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

Except for incentive stock options, all awards are transferable subject to compliance with the securities laws and the Plan. Incentive stock options are only transferable by will or by the laws of descent and distribution.

Securities Authorized for Issuance Under Equity Compensation Plans

The following chart reflects the number of securities granted and the weighted average exercise price for our compensation plans as of December 31, 2014.

Name Of Plan	Number of shares of common stock to be issued upon exercise of outstanding options (1) (a)	Weighted-average exercise price of outstanding options (b)($)	Number of shares remaining available for future issuance under equity compensation plans (excluding the shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	—

Equity compensation plans not approved by security holders (2)	19,600,112	0.10	32,862,534

Total	19,600,112	0.10	32,862,534

(1)	Consists of stock options.
(2)	This represents securities issued under the Prior Plan.

New Plan Benefits

Because future grants of awards under the Plan are subject to the discretion of the Board and the Administrator, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving shareholder approval of the grant.

The Board recommends a vote “For” this proposal.

PROPOSAL 3.

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

Our Board has adopted and is submitting for shareholder vote three amendments to our Certificate that would grant to our Board the discretion to effect a reverse split of all outstanding shares of our common stock, if the Board deems that it is in our and our shareholders’ best interests, at a ratio of (i) one-for-five, (ii) one-for-eight or (iii) any amount in between one-for-five and one-for-eight (any of which we refer to as a “Reverse Stock Split”). Until one year from the Annual Meeting, our Board will have the sole discretion to elect, as it determines to be in the best interests of Cocrystal and our shareholders, whether or not to effect a Reverse Stock Split, and if so, at which of the approved exchange ratios. If our Board elects to implement one of the Reverse Stock Splits, the Board would abandon the remaining approved Reverse Stock Splits without need for any further shareholder action. Our Board believes that approval of a proposal granting this discretion to the Board, rather than approval of an immediate Reverse Stock Split at a specified ratio, would provide the Board with maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of Cocrystal and our shareholders.

To effect the reverse stock split, our Board would authorize our management to file a Certificate of Amendment to our Certificate with the Delaware Secretary of State. If our Board elects to implement one of the approved Reverse Stock Splits, the number of issued and outstanding shares of our common stock would be reduced in accordance with the ratio for the selected Reverse Stock Splits. The par value of our common stock would remain unchanged, and the number of our authorized shares of common stock would be decreased to 200,000,000 shares. Our Board may elect not to implement any of the approved Reverse Stock Splits at its sole discretion, even if all of the proposed Reverse Stock Splits are approved by our shareholders. You may elect to vote in favor of each of the proposed ratios, some of the proposed ratios or none of the proposed ratios. The proposed form of amendment to our Certificate to implement the Reverse Stock Split is attached to this Proxy Statement as Annex B.

Purpose of the Reverse Stock Split

The Board believes that a Reverse Stock Split is desirable for a number of reasons, including:

Increase in Eligible Institutional and Other Investors. We believe a Reverse Stock Split may increase the price of our common stock or potentially decrease its volatility, and thus may allow a broader range of institutional investors with the ability to invest in our stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks whose price is below a certain threshold. We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

Increase Analyst and Broker Interest. We believe a Reverse Stock Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker/dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines and policies and practices that either prohibit or discourage them from investing or trading such stocks or recommending them to their clients and customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize we may remain a “penny stock” under the rules of the Securities and Exchange Commission because a penny stock trades at less than $5.00, we think the increase from the Reverse Stock Split will position us better if our business continues to increase as we expect. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Move Cocrystal Closer to Listing on Nasdaq. Our common stock is currently quoted on the OTCQB under the symbol “COCP”. On the record date, the last sale price of our common stock was $1.21 per share. We would like to eventually apply for listing on Nasdaq. By potentially increasing our stock price, the Reverse Stock Split would potentially increase our minimum bid or share price required for the initial listing requirements for The Nasdaq Stock Market.

Risks of the Reverse Stock Split

The Reverse Stock Split may not increase our market capitalization, which would prevent us from realizing some of the anticipated benefits of the Reverse Stock Split. The market price of our common stock is based on a number of factors which may be unrelated to the number of shares outstanding. These factors may include our performance, general economic and market conditions and other factors, many of which are beyond our control. The market price per share may not rise, or it may remain constant in proportion to the reduction in the number shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of common stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Shareholders. After the effective date of the Reverse Stock Split, each common shareholder will own fewer shares of our common stock. However, the Reverse Stock Split will affect all of our common shareholders uniformly and will not affect any common shareholder’s percentage ownership interests in us, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share as described below. As discussed further below, we will pay cash in lieu of fractional shares. The number of shareholders of record will not be affected by the Reverse Stock Split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split). However, if the Reverse Stock Split is approved, it will increase the number of shareholders who own “odd lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

Reduction in Total Outstanding Shares. The proposed Reverse Stock Split will reduce the total number of outstanding shares of common stock by a factor based on the ratio of the split. The following table shows the number of shares of our common stock outstanding both before the Reverse Stock Split and after the Reverse Stock Split:

	Shares of Common Stock Outstanding Before the Reverse Stock Split	Shares of Common Stock Outstanding After the Reverse Stock Split
One-for-five split	693,136,573	138,627,314
One-for-eight split	693,136,573	86,642,071

If the Reverse Stock Split is between the two numbers in the table above, the number of outstanding shares will be proportionately reduced.

Change in Number and Exercise Price of Employee and Equity Awards. The Reverse Stock Split will reduce the number of shares of common stock available for issuance under our equity plans and agreements in proportion to the split ratio. Under the terms of our outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares authorized for future issuance under our equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into as stock option holders described above.

Regulatory Effects. Our common stock is currently registered under Section 12(g) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or our obligation to publicly file financial and other information with the Securities and Exchange Commission. If the Reverse Stock Split is implemented, our common stock will continue to trade on the Over-The-Counter Bulletin Board.

In addition to the above, the Reverse Stock Split will have the following effects upon our common stock:

•	The number of shares owned by each holder of common stock will be reduced;

•	The per share loss and net book value of our common stock will be increased because there will be a lesser number of shares of our common stock outstanding;

•	The authorized common stock and the par value of the common stock will remain $0.001 per share;

•
The stated capital on our balance sheet attributable to the common stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased;

•
All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of common stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split; and

•
As mentioned above, the Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Shares of common stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment will not change any of the other the terms of our common stock. The shares of common stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Stock Split.

Because the number of authorized shares of our common stock will may not be reduced proportionately with the ratio of the Reverse Stock Split, an overall effect of the Reverse Stock Split of the outstanding common stock may result in an increase in authorized but unissued shares of our common stock. These additional authorized shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock and preferred stock.

Once we implement a Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of our shareholders. After the effective date of the Reverse Stock Split, each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent the number of shares shown on the certificate, divided by the split ratio. Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a shareholder has held their existing pre-Reverse Stock Split shares will be included in the total holding period.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing of a Certificate of Amendment to our Certificate with the Secretary of State of the State of Delaware. The exact of the filing of the Certificate of Amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Certificate, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If a Certificate of Amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business one year from the date of this Annual Meeting, our Board will abandon the Reverse Stock Split.

After the filing of the Certificate of Amendment, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., shareholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., shareholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the effective date of the Reverse Stock Split.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any shareholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Payment for Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (a) the closing price of our common stock on the record date as reported on the OTC Markets by (b) the number of shares of our common stock held by such shareholder that would otherwise have been exchanged for such fractional share interest.

Accounting Matters

The par value per share of our common stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only shareholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, shareholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code, shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

A holder of the pre-Reverse Stock Split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Stock Split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

No Appraisal Rights

Shareholders have no rights under DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal shareholder and thus make the removal of management more difficult.

Because the ratio of the split may result in having additional authorized and unissued shares, the effective increase in our shares available for issuance as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to shareholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent shareholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the reasons for the Reverse Stock Split is to increase the ability of institutions to purchase our common stock and the interest in our common stock by analysts and brokers as well as move us closer to meeting the Nasdaq initial listing standards. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Neither our Certificate nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split Proposal is not a plan by our Board to adopt a series of amendments to our Certificate or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Plans for Newly Available Shares

The Company presently has no specific plans, nor has it entered into any arrangements or understandings regarding the shares of common stock that will be newly available for issuance upon effectiveness of the Reverse Stock Split. However, the Company’s management anticipates that it will continue to raise capital to fund future operations through private or public equity offerings. Any future equity financing may be dilutive to existing shareholders.

The Board recommends a vote “For” this proposal.

PROPOSAL 4.

SHAREHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and recent legislation, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is non-binding, our the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in fiscal year 2014. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Cocrystal’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Board recommends a vote “For” this proposal.

PROPOSAL 5.

SHAREHOLDER VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation described in Proposal 4, pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote, on a non-binding, advisory basis, on the frequency of future votes to approve the compensation of our executive officers. This non-binding “frequency” vote is required to be submitted to our shareholders at least once every six years. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our executive officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our executive officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our executive officers occur every third year. Our executive compensation program is designed to create long-term value for our shareholders, and a vote every three years will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our executive officers is nonbinding, the Board and the Compensation Committee will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our executive officers.

The Board recommends that the shareholders vote to conduct future advisory votes to approve the compensation of our executive officers every three years.

 PROPOSAL 6.

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015

Our Board has appointed BDO USA, LLP, which we refer to as “BDO”, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. BDO has been Cocrystal’s independent registered public accounting firm since 2014. Selection of Cocrystal’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Cocrystal for ratification. However, Cocrystal is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Cocrystal and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of the BDO is not expected to be present at the Annual Meeting.

The Board recommends a vote “For” the ratification of the appointment of BDO.

Audit Committee Report

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. BDO, our independent registered public accounting firm for 2014, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●
met privately with the independent registered public accounting firm and discussed matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committees”;

●
received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Cocrystal; and

●
in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC.

This report is submitted by the Audit Committee.

Steven Rubin, Chairman
Dr. Phillip Frost
Dr. David Block

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Cocrystal files with the SEC.

It is not the duty of the Audit Committee to determine that Cocrystal’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Cocrystal’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Cocrystal’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

        Our Audit Committee reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services.  In its review of non-audit service and its appointment of BDO, as our independent registered public accounting firm, the Audit Committee considered whether the provision of such services was compatible with maintaining independence.  All of the services provided and fees charged by our principal accounts in fiscal 2014 and 2013 were approved by the Audit Committee in accordance with its pre-approval policy.  The following table shows the fees paid to our principal accountants for the fiscal years ended December 31, 2014 and 2013.

	2014 ($)(1)	2013 ($)
Audit Fees (2)	128,826	97,500
Audit Related Fees	-	-
Tax Fees (3)	-	6,500
All Other Fees	-	-
Total	128,826	104,000

(1)	BDO was engaged as the Company’s independent registered public accounting firm on April 18, 2014. Fees in 2014 relate to fees of BDO and fees in 2013 relate to fees paid to Paritz & Company, P.A.
(2)	Audit fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.
(3)	Tax fees relate to professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

OTHER MATTERS

Cocrystal has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Cocrystal will cancel your previously submitted proxy.

Annex A

ANNEX A
COCRYSTAL PHARMA, INC.
2015 EQUITY INCENTIVE PLAN

1. DEFINITIONS

The following terms shall have the following meanings unless the context indicates otherwise:

1.1. “Affiliate” and “Associate” shall have the respective meanings given to such terms under Rule 12b-2 under the Exchange Act.

1.2. “Award” shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.

1.3. “Award Agreement” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

1.4. “Beneficial Owner” shall have the meaning given to such term under Rule 13d-3 under the Exchange Act.

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Cash Award” shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.

1.7. “Cause ” shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his/her employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee, (iv) material breach of any agreement with or duty owed to the Company and/or its subsidiaries applicable to the Employee, or (v) the commission by the Employee of (x) any felony or (y) any misdemeanor involving moral turpitude.

1.8. “Change in Control of the Company” or “Change in Control” shall mean the occurrence of any of the following events:

(a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), or (v) any existing director or any of his or her Affiliates becomes, either alone or together with such Person’s Affiliates and Associates, the Beneficial Owner, directly or indirectly, of securities of the Company representing 60% or more of the combined voting power of the Company’s then-outstanding securities.

(b) during any period of twenty-four months, individuals who at the beginning of such period constitute the Board, and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 60% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

1.9. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10. “Committee” shall mean the Board’s Compensation Committee or any other committee of the Board appointed to administer this Plan.

1.11. “Common Stock” shall mean the common stock of the Company.

1.12. “Company” shall mean Cocrystal Pharma, Inc., a Delaware Corporation.

1.13. “Disability” shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee, in its sole discretion, based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

1.14. “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, a Stock Unit or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units or Performance Units, or a combination of any or all of the foregoing.

1.15. “Effective Date” shall mean the date on which the Board adopts the Plan.

1.16. “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.18. “Fair Market Value” shall, unless otherwise required by any applicable provision of the Code or any Treasury Regulations, mean:

                 (a) if a security is listed or trading on a national securities exchange or other market system, the closing price of such security on the date of calculation (or on the last preceding trading date if such security was not traded on such date), or

(b) if such security is not listed or trading on a national securities exchange or other market system, as determined in good faith by the Board or the Committee.

1.19. “Family Members” shall mean a Participant’s spouse, parents, children, and siblings, whether by blood, marriage or adoption.

1.20. “Independent Contractor” shall mean a Person (other than a Person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company or any Subsidiary.

1.21. “ISO” shall mean an “incentive stock option” as such term is used in Code Section 422.

1.22. “Nonemployee Director” shall mean a member of the Board or the board of directors of a Subsidiary who is not an Employee.

1.23. “Nonqualified Stock Option” shall mean a Stock Option that is not an ISO.

1.24. “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.25. “Performance-Based Award” shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.

1.26. “Performance Share” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

1.27. “Performance Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

1.28. “Person” shall mean any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

1.29. “Plan” shall mean the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan, as it may be amended from time to time.

1.30. “Retirement” shall mean the termination of the employment, other than for Cause or due to death or Disability, of a Participant who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed 5 years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

1.31. “SAR” shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

1.32. “Stock Award” shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.

1.33. “Stock Option” shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.34. “Stock Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.

1.35. “Subsidiary” shall mean a corporation of which the Company is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock or any other business entity in which the Company is the Beneficial Owner, directly or indirectly, of more than 50% or any other business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

1.36. “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.37. “Vest” shall mean:

(a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or

(b) with respect to Awards other than Stock Options and SARs, when the Participant has:

(i) an unrestricted right to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to such Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

(ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 14 below

1.38. “Vesting Date” shall mean the date or dates on which an Award Vests.

1.39. “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

1.40. “10 Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

2. PURPOSE AND TERM OF PLAN

2.1. Purpose. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its shareholders.

2.2. Term. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months before or after the Effective Date, and such approval by the shareholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the shareholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such shareholder approval. If the shareholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be automatically cancelled without payment of any consideration to the recipient of such Award. The Plan shall remain in effect for ten years or until earlier terminated by the Board or Committee and no Award may be granted under the Plan on a date that is more than ten years from the Effective Date; provided, however, that in the event of Plan termination or expiration, the provisions of the Plan shall remain in effect as to any Awards which remain outstanding until all such Awards have been satisfied or are terminated under the terms of this Plan or under the applicable Award Agreement.

3. ELIGIBILITY AND PARTICIPATION

3.1. Eligibility. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards. An individual’s status as a member of the Committee will not affect his eligibility to participate in the Plan.

3.2. Participation. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Subject to Section 7.1, an Award may also be granted to an Employee, in connection with hiring, retention or otherwise prior to the date the Employee first performs services for the Company or any Subsidiary, provided that such Awards shall not become Vested prior to the date the Employee first performs such services. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4. ADMINISTRATION

4.1. Responsibility. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms; provided, however, that the Board may in any instance perform any of the functions of the Committee hereunder, unless otherwise provided by the rules of any stock exchange upon which the Common Stock is listed.

4.2. Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Company and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3. Authority of the Committee. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

(a) to determine eligibility for participation in the Plan and to select Participants;

(b) to determine eligibility for and the type and size of an Award granted under the Plan;

(c) to make Awards in accordance with the terms of the Plan and to determine the terms and conditions of each Award;

(d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

(e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

(g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards

(h) to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

(i) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

(j) to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

(k) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4. Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. For the avoidance of doubt, approval via email shall constitute a signed writing for the purposes of taking Committee action. In addition, the Committee may authorize any one or more of its members or, subject to Section 4.5 below, one or more agents to execute and deliver documents on behalf of the Committee.

4.5. Delegation of Authority. To the extent permitted by applicable law and the rules of any stock exchange upon which the Common Stock is listed, the Committee may delegate to one or more of its members, or to one or more officers of the Company, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing and, provided, further, that the Committee may not delegate its authority (a) to make Awards to Participants or (b) under Sections 4.3 (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) or Section 16 of the Plan. Any action undertaken by any such member or agent in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such members or agents. In addition, the Committee, or any Person to whom it has delegated duties under this Section 4.5, may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee. In the performance of its functions, the Committee shall be entitled to rely upon information, opinions, computations and advice furnished by the Company’s officers, any counsel, consultant or agent retained by the Committee, and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.6. Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7. Liability. No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his or her willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8. Indemnification. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected (including, without limitation, the reasonable fees and expenses of counsel) by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s willful misconduct.

5. SHARES SUBJECT TO PLAN

5.1. Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 81,157,135 shares, including 31,157,135 shares transferred from the Cocrystal Discovery 2007 Equity Incentive Plan (the “Total Plan Shares”). In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. Awards that are payable only in cash are not subject to this Section 5.1.

5.2. Adjustment to Shares. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee may, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such Award shall be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of shares that may be received in respect of any Award, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as “performance-based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. The Committee’s determination of what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

5.3. No Repricing. Absent shareholder approval, neither the Committee nor the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” an Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. Adjustments in accordance with Section 5.2 above shall not be deemed “repricings” for purposes of this Section 5.3. This Section 5.3 may not be amended, altered or repealed by the Committee or the Board without the approval of the shareholders of the Company.

6. RESERVED

7. STOCK OPTIONS

7.1. In General. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date, subject, in all cases to Section 2.2 of the Plan. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Each Stock Option shall be subject to such terms and conditions consistent with the Plan set forth in the applicable Award Agreement and such other terms and conditions consistent with the Plan and the applicable Award Agreement as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

7.2. Exercise Price. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

7.3. Term of Stock Option. The Committee shall specify the term of each Stock Option in the Award Agreement shall terminate as set forth in Section 14 below or at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement.

7.4. Vesting Date. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement; provided, that the Committee may provide in the applicable Award Agreement that any Stock Option shall Vest in such portions or installments as the Committee may, in its sole discretion, determine. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25% of such Stock Option shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

7.5. Exercise of Stock Options. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock or other securities of the Company then owned by the Participant, by the withholding of shares of Common Stock (based upon the Fair Market Value as of the date notice of exercise is delivered to the Company) for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, and subject to all applicable laws, rules and regulations, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that any method approved by the Committee shall comply with applicable securities laws. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock or other securities of the Company, such securities will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.6. Additional Terms and Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, as they may determine in their sole discretion; provided, they are not inconsistent with the Plan, including, without limitation, any requirement that the Participant not engage in competition with the Company or any Subsidiary.

7.7. Conversion Stock Options. The Committee may, in its sole discretion and upon such terms and conditions as it deems appropriate, grant a Stock Option to any holder of an option (hereinafter referred to as an “Original Option”) to purchase shares of the stock of any corporation:

(a) the stock or all or substantially all of the assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

(b) which was merged with and into the Company or a Subsidiary, so that the Original Option is converted into a Stock Option (hereinafter referred to as a “Conversion Stock Option”); provided, however, that such Conversion Stock Option as of the date of its grant (the “Conversion Stock Option Grant Date”) shall have substantially the same economic value as the Original Option as of the Conversion Stock Option Grant Date.

7.8. Additional Restrictions Applicable to ISOs.

(a) 10 Percent Shareholders. A 10 Percent Shareholder shall not be granted an ISO unless the exercise price is at least 110% of the Fair Market Value of the Common Stock at the date of grant and the ISO is not exercisable after the expiration of five years from the date of grant.

(b) Eligibility for Specific Awards. ISOs may be granted only to Employees.

(c) Term. Subject to the additional limitations applicable to 10 Percent Shareholders, no ISO shall be exercisable after the expiration of 10 years from the date of grant.

(d) Exercise price of an ISO. Subject to the additional limitations applicable to 10 Percent Shareholders, the exercise price of each ISO shall be not less than 100% of the Fair Market Value of the Common Stock subject to the ISO on the date of grant. Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than that set forth in the preceding sentence if such ISO is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(e) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(f) Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Common Stock acquired upon exercise of such ISO (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

8. STOCK APPRECIATION RIGHTS

8.1. In General. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee. If a SAR is granted in tandem with, or subsequently to, a related Stock Option, or in substitution for a related Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement shall be the Fair Market Value of the Common Stock on the date such Stock Option was granted, the SAR shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and the SAR shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with, or subsequently to, a related Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

9. STOCK AWARDS AND STOCK UNITS

9.1. Stock Awards. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. As a condition to any Stock Award, the Participant may be required to deliver to the Company a stock power, endorsed in blank, relating to the Shares covered by such Award. Any stock certificate issued in connection with a Stock Award may be held in the custody of the Company and will bear the following legend and/or any other legend required by this Plan, the applicable Award Agreement or applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF COCRYSTAL PHARMA, INC. 2007 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND COCRYSTAL PHARMA, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF COCRYSTAL PHARMA, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF COCRYSTAL PHARMA, INC.

9.2. Stock Units. The Committee may, in its sole discretion, grant Stock Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

9.3. Payout of Stock Units. In accordance with Section 17.3, below, a Participant may request that the delivery of Stock Units be deferred beyond the time of vesting, and the Committee, in its sole discretion, shall determine whether to approve such deferred delivery. Subject to a Participant’s election to defer, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1. Performance Shares. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below. With respect to the Performance Shares, the Participant shall have none of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless and until such Performance Shares shall have been Vested and distributed to the Participant.

10.2. Performance Units. The Committee may, in its sole discretion, grant Performance Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

10.3. Payout of Performance Shares or Performance Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11. CASH AWARDS

11.1. In General. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant’s employment within specified periods.

12. PERFORMANCE-BASED AWARDS

12.1. In General. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “qualified performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).

12.2. Qualification of Performance-Based Awards. Awards shall only qualify as Performance-Based Awards under the Plan if:

(a) at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);

(b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) a SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;

(c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

(d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

(e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

12.3. Performance Measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

13. CHANGE IN CONTROL

13.1. Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, if there is a Change in Control of the Company, the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change in Control, all outstanding Awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

13.2. Cashout. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control (or such other greater amount as the Committee may determine in its sole and absolute discretion to be equitable to prevent dilution or enlargement of Participants’ rights under the Plan) over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

13.3. Assumption or Substitution of Awards. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

14. TERMINATION OF EMPLOYMENT, FORFEITURE AND CLAWBACK

14.1. Termination of Employment Due to Death. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to death:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s death shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s death shall remain exercisable until the earlier of:

(i) the end of the 12-month period following the date of the Participant’s death, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.2. Termination of Employment for Cause. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date. If a Participant’s employment is terminated for Cause during the six months following any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.3. Termination of Employment Due to Retirement or Disability. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to Retirement or Disability of the Participant:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:

(i) the end of the 12-month period following the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.4. Other Terminations of Employment. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated for any reason other than for Cause, retirement or due to death or Disability:

(a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of;

(i) 90 days following the date of the termination of the Participant’s employment, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.5. Change in Status. Notwithstanding anything to the contrary set forth in the Plan, if any Employee ceases for any reason to be an Employee but continues to perform services for the Company (whether as a Nonemployee Director, consultant, agent, Independent Contractor or otherwise), at the sole discretion of the Committee, such Participant shall retain some or all of his or her Awards upon the original terms and conditions thereof; provided, however, that in connection with such change in status, the Committee may not take action with respect to any Award that would constitute the cancellation of the original Award and the grant of a new Award under the Code; and provided, further, that if such Participant thereafter ceases to perform services for the Company then the provisions of this Section 14.4 shall no longer apply and such Award shall thereafter be subject to the provisions of Section 14.1, 14.2 or 14.3, as applicable.

14.6. Committee Discretion. Notwithstanding anything contained in the Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, the Committee may, in its sole discretion, provide that:

(a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

(b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

(c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

14.6 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination for Cause of the Participant’s service to the Company as an Employee, Nonemployee Director, consultant, agent, or Independent Contractor, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.7 Clawbacks. Except as provided in a written agreement with the Participant, all Awards shall be subject to possible clawback as provided below.  Any clawback as may be required to be made pursuant to any law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement) shall be automatic without further action by the Board or Committee and be incorporated in this Plan and all Award Agreements.  The following clawback provisions shall be deemed to be incorporated in any Award Agreement, unless otherwise specified to the contrary.

(a) The Participant is dismissed as an employee based upon fraud, theft, or dishonesty, which is reflected in a written or electronic notice given to the employee;

(b) The Participant purchases or sells securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(c) The Participant breaches any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(d) The Participant competes with the Company by soliciting customers located within or otherwise where the Company is doing business within any state, or where the Company expects to do business within three months following ceasing to perform the Services and, in this later event, the Participant has actual knowledge of such plans;

(e) The Participant is unavailable for consultation after termination of the Participant if such availability is a condition of any agreement between the Company and the Participant;

(f) The Participant recruits Company personnel for another entity or business; within 24 months following termination of employment;

(g) The Participant fails to assign any invention, technology, or related intellectual property rights to the Company if such assignment is a condition of any agreement between the Company and the Participant;

(h)  The Participant acts in a disloyal manner to the Company; or

(i)  A finding by the Board that the Participant has acted against the interests of the Company.

 15. TAXES

15.1. Withholding Taxes. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant whose Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder has Vested, or who exercises a Stock Option or SAR granted hereunder to reimburse the Company or the Subsidiary which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the Company or the Subsidiary which employs such Participant, shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as applicable, to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe. The Company or the Subsidiary that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the Vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated by or paid to the Company or such Subsidiary.

15.2. Use of Common Stock to Satisfy Withholding Obligation. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the “Tax Date”), except as set forth below, a holder of such Award may, subject to the approval of the Committee, elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for a “fixed plan” under Accounting Principals Board Opinion No. 25), (ii) tendering shares of Common Stock or other securities of the Company previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. The foregoing notwithstanding, however, when previously issued shares of Common Stock or other securities of the Company are tendered pursuant to an Election, such tender of shares will not be accepted unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. An Election shall be irrevocable. The withheld shares and other shares of Common Stock or other securities tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may in its sole discretion disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

15.3. No Guarantee of Tax Consequences. No Person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

16. AMENDMENT AND TERMINATION

16.1. Termination of Plan. The Board or the Committee may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent.

16.2. Amendment of Plan. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board may not, without shareholder approval, increase the maximum number of shares issuable under the Plan, the Board may amend the Plan at any time with or without prior notice. Notwithstanding any provision herein to the contrary, the Board shall have broad authority to amend the Plan, and either the Board or the Committee shall have broad authority to amend any Award, in each case to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

16.3. Amendment or Cancellation of Award Agreements. Without limitation to the rights of the Committee under Sections 4.3 and 14.6 of the Plan, the Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other Persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other Persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

17. MISCELLANEOUS

17.1. Other Provisions. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines in its sole discretion on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to Participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17.2. Transferability. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution.

17.3. Election to Defer Compensation Attributable to Award. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.

17.4. Listing of Shares and Related Matters. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any national securities exchange or other market system on which the Company’s securities are listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.5. No Right, Title, or Interest in Company Assets. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other Person. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6. No Right to Continued Employment or Service or to Grants. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

17.7. Awards Subject to Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action, which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 17.7 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

17.8. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law or as otherwise provided in any Award Agreement.

17.9. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

17.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine in its sole discretion whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.11. Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17.12. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the plan preclude the Company from establishing any other forms of incentive or other compensation for Employees and Nonemployee Directors of the Company or any Subsidiary.

Annex B

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION
OF COCRYSTAL PHARMA, INC.

Cocrystal Pharma, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1.           Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

2.           Section 4 of the Certificate of Incorporation is hereby replaced with the following:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 205,000,000 shares consisting of (i) 200,000,000 shares of common stock, par value of $0.001 per share and (ii) 5,000,000 shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.  Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [NUMBER] shares of Common Stock either issued and outstanding or held by the Company in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Company’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the principal market for the Company’s common stock as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

3.           This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of this Company on the _____th day of July 2015 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the ___st day of ______ 2015.

COCRYSTAL PHARMA, INC.

By:
Jeffrey Meckler, Chief Executive Officer

COCRYSTAL PHARMA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS – JUNE 29, 2015 AT 1:00 PM

VOTING INSTRUCTIONS

If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

PHONE:	Call 1 (800) 690-6903

INTERNET:	https://www.proxyvote.com

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MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: [  ]

MARK HERE FOR ADDRESS CHANGE [  ] New Address (if applicable):

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: _______, 2015

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Jeffrey Meckler and Gerald McGuire, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of COCRYSTAL PHARMA, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 1:00 p.m., New York time on June 29, 2015, at 1860 Montreal Road, Tucker, Georgia, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1 and “FOR” Proposals 2, 3 (all three ratios), 4, 5 (three years) and 6. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To elect members to Cocrystal’s Board of Directors.

Raymond Schinazi	FOR [ ]	WITHHELD [ ]	Phillip Frost	FOR [ ]	WITHHELD [ ]

Gary Wilcox	FOR [ ]	WITHHELD [ ]	Jane Hsiao	FOR [ ]	WITHHELD [ ]

Jeffrey Meckler	FOR [ ]	WITHHELD [ ]	Steven Rubin	FOR [ ]	WITHHELD [ ]

David Block	FOR [ ]	WITHHELD [ ]

2. To approve and ratify the adoption of the 2015 Equity Incentive Plan.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To approve the amendment to Cocrystal’s Certificate of Incorporation to effect a reverse split at an exchange ratio of:

1 for 5.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

1 for 8.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

between 1 for 5 and 1 for 8.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. To approve Cocrystal’s Named Executive Officer compensation.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Cocrystal’s executive compensation, should be held every one, two or three years.	1 YEAR [ ] 2 YEARS [ ] 3 YEARS [ ] ABSTAIN [ ]

6. To ratify the appointment of Cocrystal’s independent registered public accounting firm for fiscal 2015.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

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